                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      20

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      23
    TRUST OFFICERS AND IMPORTANT ADDRESSES      24

It is times like these when money- management experience may make a difference.

              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VOQ
-----------------------------------------------------------------------
Six-month total return based on market price(1)              -6.61%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                        1.56%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      6.45%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.82%
-----------------------------------------------------------------------
Net asset value                                              $15.73
-----------------------------------------------------------------------
Closing common stock price                                 $14.6875
-----------------------------------------------------------------------
Six-month high common stock price (11/09/99)               $16.5000
-----------------------------------------------------------------------
Six-month low common stock price (12/28/99)                $14.5000
-----------------------------------------------------------------------
Preferred share rate(5)                                      3.850%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.4% combined federal and state tax rate, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  62.8%
- AA/Aa..............   1.5%
- A/A................  16.9%
- BBB/Baa............  11.7%
- Non-Rated..........   7.1%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  65.0%
- AA/Aa..............   4.8%
- A/A................  15.2%
- BBB/Baa............   9.6%
- Non-Rated..........   5.4%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.084
12/99                                                                            0.084
1/00                                                                             0.084
2/00                                                                             0.084
3/00                                                                             0.079
4/00                                                                             0.079

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
Health Care                                                                22.30                              26.20
General Purpose                                                            17.80                              15.10
Industrial Revenue                                                          9.60                               9.60
Public Education                                                            8.90                               6.00
Single-Family Housing                                                       8.10                               7.80

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1991 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/91                                                                      14.9500                            15.0000
                                                                          15.1500                            15.5000
                                                                          14.9200                            15.1250
                                                                          15.5400                            15.5000
9/92                                                                      15.9100                            15.8750
                                                                          15.9700                            15.7500
                                                                          16.8100                            16.0000
                                                                          17.0500                            16.7500
9/93                                                                      17.7200                            17.3750
                                                                          17.6300                            16.8750
                                                                          16.1300                            15.5000
                                                                          16.0600                            15.8750
9/94                                                                      15.6700                            15.5000
                                                                          14.9800                            14.6250
                                                                          16.2300                            15.7500
                                                                          16.4100                            16.0000
9/95                                                                      16.7000                            15.7500
                                                                          17.2800                            16.5000
                                                                          16.7000                            17.2500
                                                                          16.5800                            16.7500
9/96                                                                      16.7600                            16.6250
                                                                          17.0600                            17.0000
                                                                          16.7200                            16.8750
                                                                          17.0800                            17.5000
9/97                                                                      17.3600                            17.4375
                                                                          17.5100                            18.7500
                                                                          17.4600                            18.5000
                                                                          17.4400                            18.5000
9/98                                                                      17.6800                            18.8125
                                                                          17.4000                            19.1250
                                                                          17.2200                            18.6250
                                                                          16.6400                            18.3125
9/99                                                                      16.2800                            17.2500
                                                                          14.7500                            14.7800
                                                                          15.9500                            14.8750
4/00                                                                      15.7300                            14.6875

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE TIMOTHY D. HANEY, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1995 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   HOW WOULD YOU DESCRIBE OHIO'S
    ECONOMIC AND MUNICIPAL MARKET ENVIRONMENT DURING THE PERIOD?

A   Ohio maintained its solid financial
and economic performance, as the state economy continued to diversify away from manufacturing and into the tourism and service sectors. Key factors related to the municipal market included electric utility deregulation, increasing state outlays for school construction and operations, and the declining profitability of the health-care sector. Our analysts continue to pay close attention to these issues in order to uncover opportunities and seek to avoid trouble spots.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers Ohio Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds. These were securities that had been issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 6.00 to 7.50 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium to par, presenting us with an opportunity to capture some solid capital gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while the demand for them--and therefore their market price--was high.

    This combination of buying deep-discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the income stream that the Trust will be earning over time. While we may see a slight decline in portfolio income in the months ahead, buying the deeply discounted bonds enabled us to purchase more par value per dollar invested. In some cases, for example, we were able to pick up $1 million worth of bond par value for just $800,000.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another, although we did maintain a significant concentration in the health-care sector, which represented more than 22.3 percent of the portfolio's long-term investments. This is a sector that we monitored very closely, relying on our in-depth research efforts to identify securities with excellent investment potential.

    Many of our portfolio management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned -6.61 percent based on market price. This reflects a decrease in market price from $16.2500 per share on October 31, 1999, to $14.6875 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Ohio Municipal Bond Index) was 2.26 percent for the same period.

    Effective in March 2000, the Trust's dividend was reduced to $0.0790 per share, down from $0.0840 per share, reflecting a slight decrease in the Trust's income stream. This monthly tax-exempt dividend translates to a distribution rate of 6.45 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal and Ohio income taxes, this distribution rate is equivalent to a yield of 10.82 percent for an investor in the 40.4 percent combined federal and state income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

 PAR
AMOUNT                                                                       MARKET
(000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
         MUNICIPAL BONDS  97.4%
         OHIO  83.2%
$2,100   Alliance, OH Swr Sys Rev Rfdg (AMBAC Insd).. 6.000%   10/15/10   $  2,176,041
   500   Athens Cnty, OH Cmnty Mental Hlth Rev West
         Cent Proj Ser I (LOC -- Bank One)........... 6.900    06/01/10        518,510
 1,435   Avon Lake, OH City Sch Dist Cap Apprec (FGIC
         Insd).......................................   *      12/01/11        759,072
 1,000   Barberton, OH City Schl Dist (FGIC Insd).... 5.125    11/01/22        903,780
 1,000   Batavia, OH Local Sch Dist Rfdg (MBIA
         Insd)....................................... 5.625    12/01/22        993,370
 1,000   Brecksville-Broadview Heights, OH City Sch
         Dist (FGIC Insd)............................ 5.250    12/01/21        927,490
 2,500   Carroll Cnty, OH Hosp Impt Rev Timken Mercy
         Med Cent (Prerefunded @ 12/01/01)........... 7.125    12/01/18      2,638,425
 3,250   Cincinnati & Hamilton Cnty, OH Port Auth
         Indl Dev Rev Convention Garage Rfdg
         (Prerefunded @ 12/01/02).................... 7.450    06/01/10      3,516,077
 4,000   Cincinnati & Hamilton Cnty, OH Port Auth
         Indl Dev Rev Sixth Street Garage Rfdg
         (Prerefunded @ 12/01/02).................... 7.450    06/01/10      4,327,480
   300   Cleveland, OH Pub Pwr Sys Rev Ser A......... 7.000    11/15/17        316,059
   200   Cleveland, OH Pub Pwr Sys Rev Ser A......... 7.000    11/15/17        209,862
   195   Cleveland, OH Pub Pwr Sys Rev Ser B......... 7.000    11/15/17        205,438
   805   Cleveland, OH Pub Pwr Sys Rev Ser B......... 7.000    11/15/17        844,695
 1,025   Cleveland-Cuyahoga Cnty, OH Port Auth Rev
         Dev Port Cleveland Bond Fd Ser B............ 6.500    11/15/14        992,241
 1,500   Columbus, OH Tax Increment Easton Proj...... 5.300    12/01/19      1,414,125
 2,250   Columbus, OH Tax Increment Fin Rev Easton
         Proj (AMBAC Insd)........................... 4.875    12/01/24      1,915,065
 1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
         Retirement Cmnty Ser A Rfdg................. 7.250    11/15/18        991,000
   500   Cuyahoga Cnty, OH Hosp Rev Hlth Cleveland
         Fairview Genl Hosp & Lutheran Med Cent...... 6.300    08/15/15        508,385
 1,625   Edgewood, OH City Sch Dist Cap Apprec Ser A
         Rfdg (MBIA Insd)............................   *      12/01/12        806,683

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

 PAR
AMOUNT                                                                       MARKET
(000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
         OHIO (CONTINUED)
$1,625   Edgewood, OH City Sch Dist Cap Apprec Ser A
         Rfdg (MBIA Insd)............................   *      12/01/14   $    711,588
 1,000   Edgewood, OH City Sch Dist Ser A Rfdg (MBIA
         Insd)....................................... 4.600%   12/01/10        926,380
 3,000   Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
         Hosp Proj Rfdg.............................. 6.750    01/01/08      3,122,550
 4,000   Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
         Hosp Proj Rfdg.............................. 6.750    01/01/15      4,084,640
   500   Fairfield, OH City Sch Dist (FGIC Insd)..... 7.100    12/01/08        558,365
   500   Finneytown, OH Loc Sch Dist (FGIC Insd)..... 6.200    12/01/17        538,810
 2,500   Franklin Cnty, OH Convention Fac Auth Tax &
         Lease Rev Antic Bonds Rfdg (MBIA Insd)...... 5.800    12/01/13      2,538,525
 7,500   Gateway Econ Dev Corp Gtr Cleveland OH
         Excise Tax Rev Sr Lien Ser A (FSA Insd)..... 6.875    09/01/05      7,798,125
 1,000   Gateway Econ Dev Corp Gtr Cleveland OH
         Stadium Rev................................. 6.500    09/15/14      1,001,920
 1,555   Greene Cnty, OH Swr Sys Rev Govtl
         Enterprise.................................. 5.625    12/01/25      1,511,787
 3,000   Hamilton Cnty, OH Hlth Sys Rev Providence
         Hosp Franciscan Rfdg (Prerefunded @
         07/01/02)................................... 6.875    07/01/15      3,167,220
 2,000   Hilliard, OH Sch Dist Cap Apprec Sch Impt...   *      12/01/18        669,960
 1,010   Liberty, OH Cmnty Recreation Cent........... 5.625    12/01/22        994,840
 1,500   Lorain Cnty, OH Hosp Rev Mtg Elyria United
         Methodist Ser C Rfdg........................ 6.875    06/01/22      1,461,690
 2,000   Lorain, OH Hosp Impt Rev Lakeland Cmnty Hosp
         Inc......................................... 6.500    11/15/12      2,122,240
 1,500   Lucas Cnty, OH Hlth Fac Rev OH Presbyterian
         Ser A Rfdg.................................. 6.750    07/01/20      1,420,170
 1,400   Mahoning Cnty, OH Hosp Fac Rev YHA Inc Proj
         Ser A Rfdg (Prerefunded @ 10/15/02) (MBIA
         Insd)....................................... 7.000    10/15/08      1,445,640
   955   Marysville, OH Exmp Vlg Sch Dist Cap Apprec
         Sch Impt....................................   *      12/01/16        363,931
 1,000   Middleburg Heights, OH Southwest Genl Hlth
         Cent (FSA Insd)............................. 5.625    08/15/15        991,810
 1,000   Montgomery Cnty, OH Hosp Rev Grandview Hosp
         & Med Cent Rfdg (Prerefunded @ 12/01/09).... 5.600    12/01/11      1,018,140
 1,655   Northeastern, OH Loc Sch Dist............... 5.800    12/01/26      1,657,780

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

 PAR
AMOUNT                                                                       MARKET
(000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
         OHIO (CONTINUED)
$3,145   Ohio Hsg Fin Agy Mtg Rev Residential Ser A-2
         (GNMA Collateralized)....................... 6.625%   03/01/26   $  3,212,995
 5,550   Ohio Hsg Fin Agy Single Family Mtg Rev......   *      01/15/15      2,375,899
 5,850   Ohio Hsg Fin Agy Single Family Mtg Rev
         (Prerefunded @ 07/15/14)....................   *      01/15/15      2,475,778
 1,230   Ohio St Dept of Tran Ctfs Partn Panhandle
         Rail Line Proj (FSA Insd)................... 6.500    04/15/12      1,280,639
   645   Ohio St Econ Dev Rev OH Enterprise Bond Fd
         Ser 9....................................... 7.625    12/01/11        672,425
 2,000   Ohio St Solid Waste Disp Rev USG Corp Proj.. 6.050    08/01/34      1,818,600
 2,250   Ohio St Tpk Commn Tpk Rev Ser B (FGIC
         Insd)....................................... 4.750    02/15/28      1,856,993
 1,500   Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Wtr
         Ctl Ln Fd St Match (MBIA Insd).............. 6.000    12/01/11      1,541,235
 1,000   Ohio St Wtr Dev Auth Rev Swr Facs Anheuser
         Busch Proj.................................. 6.000    08/01/38        972,880
 1,000   Pike Cnty, OH Hlthcare Fac Rev Rfdg......... 6.750    06/01/17        951,830
 1,650   Toledo-Lucas Cnty, OH Port Auth Port Rev Fac
         Cargill Inc Proj Rfdg....................... 7.250    03/01/22      1,731,923
 3,000   Westerville, OH Minerva Pk & Blendon Jt Twp
         Hosp Dist Rev Saint Anns Hosp Ser B Rfdg
         (AMBAC Insd)................................ 6.800    09/15/06      3,149,700
                                                                          ------------
                                                                            85,110,806
                                                                          ------------
         GUAM  4.4%
 1,000   Guam Arpt Auth Rev Ser B.................... 6.700    10/01/23      1,012,450
 2,000   Guam Pwr Auth Rev Ser A..................... 5.125    10/01/29      1,649,100
 2,000   Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.250    10/01/34      1,798,280
                                                                          ------------
                                                                             4,459,830
                                                                          ------------
         PUERTO RICO  5.3%
 5,000   Puerto Rico Comwlth Pub Impt Rfdg........... 3.000    07/01/06      4,330,100
 1,000   Puerto Rico Elec Pwr Auth Pwr Rev Ser T
         (Prerefunded @ 07/01/04).................... 6.375    07/01/24      1,077,240
                                                                          ------------
                                                                             5,407,340
                                                                          ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

 PAR
AMOUNT                                                                       MARKET
(000)                    DESCRIPTION                  COUPON   MATURITY      VALUE
         U. S. VIRGIN ISLANDS  4.5%
$1,500   Virgin Islands Pub Fin Auth Rev Gross Rcpts
         Taxes Ln Nt Ser A........................... 6.500%   10/01/24   $  1,511,325
 1,000   Virgin Islands Pub Fin Auth Rev Gross Rcpts
         Taxes Ln Nt Ser A (ACA Insd)................ 6.125    10/01/29        991,860
 2,000   Virgin Islands Pub Fin Auth Rev Matching Fd
         Ln Nts Ser A Rfdg (Prerefunded @
         10/01/02)................................... 7.250    10/01/18      2,158,680
                                                                          ------------
                                                                             4,661,865
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  97.4%
  (Cost $96,487,967)...................................................     99,639,841
SHORT-TERM INVESTMENTS  1.4%
  (Cost $1,400,000)....................................................      1,400,000
                                                                          ------------

TOTAL INVESTMENTS  98.8%
  (Cost $97,887,967)...................................................    101,039,841
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%............................      1,265,345
                                                                          ------------

NET ASSETS  100.0%.....................................................   $102,305,186
                                                                          ============

 * Zero coupon bond

ACA--American Capital Access Insurance Company
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $97,887,967)........................  $101,039,841
Cash........................................................        82,299
Interest Receivable.........................................     1,572,294
Other.......................................................         9,198
                                                              ------------
    Total Assets............................................   102,703,632
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions -- Common and Preferred Shares.......        88,897
  Investment Advisory Fee...................................        59,119
  Administrative Fee........................................        16,891
  Affiliates................................................         8,651
Accrued Expenses............................................       117,040
Trustees' Deferred Compensation and Retirement Plans........       107,848
                                                              ------------
    Total Liabilities.......................................       398,446
                                                              ------------
NET ASSETS..................................................  $102,305,186
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 35,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,279,124 shares issued and
  outstanding)..............................................        42,791
Paid in Surplus.............................................    63,331,385
Net Unrealized Appreciation.................................     3,151,874
Accumulated Undistributed Net Investment Income.............       177,378
Accumulated Net Realized Gain...............................       601,758
                                                              ------------
    Net Assets Applicable to Common Shares..................    67,305,186
                                                              ------------
NET ASSETS..................................................  $102,305,186
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($67,305,186 divided by
  4,279,124 shares outstanding).............................  $      15.73
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 3,192,790
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      358,838
Administrative Fee..........................................      102,525
Preferred Share Maintenance.................................       44,563
Custody.....................................................        2,723
Trustees' Fees and Related Expenses.........................        3,753
Legal.......................................................        3,634
Other.......................................................       92,367
                                                              -----------
    Total Expenses..........................................      608,403
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,584,387
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   691,344
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,752,351
  End of the Period.........................................    3,151,874
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,600,477)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (909,133)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,675,254
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended
October 31, 1999 (Unaudited)

                                                         SIX MONTHS
                                                           ENDED            YEAR ENDED
                                                       APRIL 30, 2000    OCTOBER 31, 1999
                                                       ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $  2,584,387       $  5,261,100
Net Realized Gain/Loss................................       691,344            (88,974)
Net Unrealized Depreciation During the Period.........    (1,600,477)        (6,389,260)
                                                        ------------       ------------
Change in Net Assets from Operations..................     1,675,254         (1,217,134)
                                                        ------------       ------------
Distributions from Net Investment Income:
  Common Shares.......................................    (2,113,887)        (4,298,594)
  Preferred Shares....................................      (652,390)        (1,173,442)
                                                        ------------       ------------
                                                          (2,766,277)        (5,472,036)
                                                        ------------       ------------

Distributions from Net Realized Gain:
  Common Shares.......................................           -0-            (63,246)
  Preferred Shares....................................           -0-            (19,074)
                                                        ------------       ------------
                                                                 -0-            (82,320)
                                                        ------------       ------------
Total Distributions...................................    (2,766,277)        (5,554,356)
                                                        ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...    (1,091,023)        (6,771,490)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment........................................        38,313            423,310
                                                        ------------       ------------
TOTAL DECREASE IN NET ASSETS..........................    (1,052,710)        (6,348,180)
NET ASSETS:
Beginning of the Period...............................   103,357,896        109,706,076
                                                        ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $177,378 and $359,268,
  respectively).......................................  $102,305,186       $103,357,896
                                                        ============       ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                 SIX MONTHS                      TWO MONTHS
                                                   ENDED         YEAR ENDED         ENDED
                                               APRIL 30, 2000   OCT. 31, 1999   OCT. 31, 1998
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD (A)..................................    $ 15.984        $ 17.567        $ 17.567
                                                  --------        --------        --------
  Net Investment Income.......................        .604           1.233            .208
  Net Realized and Unrealized Gain/Loss.......       (.212)         (1.514)           .008
                                                  --------        --------        --------
Total from Investment Operations..............        .392           (.281)           .216
                                                  --------        --------        --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders...............        .494           1.008            .168
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders..........        .153           0.275            .048
  Distributions from Net Realized Gains:
    Paid to Common Shareholders...............         -0-            .015             -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders..........         -0-            .004             -0-
                                                  --------        --------        --------
Total Distributions...........................        .647           1.302            .216
                                                  --------        --------        --------
NET ASSET VALUE, END OF THE PERIOD............    $ 15.729        $ 15.984        $ 17.567
                                                  ========        ========        ========

Market Price Per Share at End of the Period...    $14.6875        $ 16.250        $19.0625
Total Investment Return at Market Price (b)...      -6.61%*         -9.60%           4.00%*
Total Return at Net Asset Value (c)...........       1.56%*         -3.40%           0.96%*
Net Assets at End of the Period (In
  millions)...................................    $  102.3        $  103.4        $  109.7
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**...............       1.81%           1.75%           1.79%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)......       5.74%           5.65%           5.44%
Portfolio Turnover............................         16%*            20%              0%*
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares.................       1.19%           1.18%           1.22%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.252 per share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                                                                 SEPTEMBER 27, 1991
                                                                  (COMMENCEMENT OF
                    YEAR ENDED AUGUST 31,                            INVESTMENT
--------------------------------------------------------------     OPERATIONS) TO
      1998      1997      1996      1995      1994      1993      AUGUST 31, 1992
-----------------------------------------------------------------------------------
     $17.229   $16.554   $16.598   $16.239   $17.445   $15.988        $14.748
     -------   -------   -------   -------   -------   -------        -------
       1.262     1.278     1.267     1.275     1.290     1.291          1.006
        .406      .735       -0-      .397    (1.195)    1.442          1.175
     -------   -------   -------   -------   -------   -------        -------
       1.668     2.013     1.267     1.672      .095     2.733          2.181
     -------   -------   -------   -------   -------   -------        -------
       1.008     1.008     1.008      .984      .984      .983           .731
        .293      .278      .303      .329      .208      .201           .210
        .023      .040       -0-       -0-      .091      .072            -0-
        .006      .012       -0-       -0-      .018      .020            -0-
     -------   -------   -------   -------   -------   -------        -------
       1.330     1.338     1.311     1.313     1.301     1.276           .941
     -------   -------   -------   -------   -------   -------        -------
     $17.567   $17.229   $16.554   $16.598   $16.239   $17.445        $15.988
     =======   =======   =======   =======   =======   =======        =======

     $18.500   $17.000   $16.500   $15.875   $15.750   $17.250        $16.250
      15.39%     9.55%    10.47%     7.34%    -2.54%    13.17%         13.59%*
       8.16%    10.70%     5.85%     8.74%    -0.79%    16.26%         11.78%*
     $ 109.6   $ 107.7   $ 104.7   $ 104.6   $ 103.0   $ 108.1        $ 101.8
       1.75%     1.78%     1.80%     1.81%     1.82%     1.72%          1.79%
       5.57%     5.89%     5.75%     6.00%     6.39%     6.61%          5.83%
          5%        7%        6%       24%        0%       18%            43%*
       1.18%     1.19%     1.20%     1.19%     1.22%     1.14%          1.22%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2000, there were no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $89,589 which will expire between October 31, 2006 and October 21, 2007.

    At April 30, 2000, for federal income tax purposes the cost of long- and short-term investments is $97,887,967, the aggregate gross unrealized appreciation is $4,073,311 and the aggregate gross unrealized depreciation is $921,437, resulting in net unrealized appreciation on long- and short-term investments of $3,151,874.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $7,400 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2000 and October 31, 1999, paid in surplus related to common shares aggregated $63,331,385 and $63,293,096, respectively.

    Transactions in common shares were as follows:

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
Beginning Shares..................................     4,276,726           4,252,556
Shares Issued Through Dividend Reinvestment.......         2,398              24,170
                                                       ---------           ---------
Ending Shares.....................................     4,279,124           4,276,726
                                                       =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sale of investments, excluding short-term investments, were $15,615,794 and $17,284,605, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2000 was 3.850%. During the six months ended April 30, 2000, the rates ranged from 3.450% to 3.930%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.